UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 30, 2017

CYPRESS SEMICONDUCTOR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1–10079	94-2885898
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
198 Champion Court
San Jose, California 95134
(Address of principal executive offices and zip code)
(408) 943-2600
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Effective as of June 30, 2017, Cypress Semiconductor Corporation (the “Company”), T.J. Rodgers (“Rodgers”) and certain entities affiliated with him (together with Rodgers, the “Rodgers Parties”) entered into a cooperation and settlement agreement (the “Agreement”).

Pursuant to the Agreement, each of the Rodgers Parties agreed to certain standstill restrictions during the Covered Period (defined below), which restrictions include, among other things, that each Rodgers Party will not, and will cause each of its affiliates and associates not to: (i) submit any stockholder proposal or any notice of nomination or other business for consideration to the Board; (ii) engage in any “solicitation” or otherwise become a “participant in a solicitation” as such terms are used in the proxy rules of the Securities and Exchange Commission (the “SEC”), or publicly disclose how it intends to vote or act, except in certain limited circumstances; (iii) beneficially own more than 5.0% of the Company’s issued and outstanding common stock; or (iv) institute any litigation against the Company, its directors or its officers, except in certain limited circumstances.

As used in the Agreement, the term “Covered Period” means the period of time starting June 30, 2017 and ending upon the earlier of (i) the conclusion of the Company’s 2019 annual meeting of stockholders and (ii) May 31, 2019. However, if the Board does not nominate both J. Daniel McCranie and Camillo Martino (the “Rodgers Nominees”) at the Company’s 2018 or 2019 annual meetings of stockholders (other than due to certain limited exceptions), the Covered Period will expire at the time as both Rodgers Nominees are not so nominated. In this event and under certain circumstances, the Board will be required to provide Rodgers with forty-five (45) days to comply with the advance notice provisions for nominations of directors contained in the Company’s Amended and Restated Bylaws at such upcoming annual meeting, and cause such upcoming annual meeting to be held not prior to one-hundred twenty (120) days following the time such Rodgers Nominee is notified he has not been so nominated.

Pursuant to the Agreement, the Company agreed that (i) each of the Rodgers Nominees will be entitled to attend any meeting of any committee of the Board of Directors (the “Board”) of the Company, whether or not such Rodgers Nominee is a member of such committee and (ii) the chairman of the Board will call a special meeting of the Board upon the written request of any two directors. In addition, unless the Board unanimously (other than the Rodgers Nominees) determines in good faith, based on information or events that occur or are discovered after the date of the Agreement, that nominating either or both of the Rodgers Nominees would be detrimental to the Company, the Board will take all necessary actions to nominate each of the Rodgers Nominees for re-election as members of the Board at the Company’s 2018 and 2019 annual meetings of stockholders.

During the Covered Period, each of the Company and the Rodgers Parties agreed not to make or cause to be made any public statement or announcement that constitutes an ad hominem attack on, or that otherwise disparages, impugns or criticizes the character and integrity or is reasonably likely to damage materially the business or reputation of the other party and its affiliates, including, in the case of statements or announcements by the Rodgers Parties, the Company or any of its affiliates or subsidiaries or any of its or their respective officers or directors or any of the Company’s advisors. Notwithstanding the foregoing, Mr. Rodgers will be free to comment publicly at any time in response to any public comments made by the Company or any of its representatives after the date of the Agreement relating to Mr. Rodgers’ reputation. In addition, the Rodgers Parties will be permitted to make a public statement in opposition to a publicly announced extraordinary transaction.

The Rodgers Parties also agreed (i) to take all actions necessary to terminate with prejudice certain lawsuits previously filed by Mr. Rodgers against the Company and its directors in the Delaware Court of Chancery and (ii) not to make any claim for fees in connection therewith. In addition, each of the Company and the Rodgers Parties agreed not to bring any claim in the future against another party to the Agreement arising from such lawsuits, matters discovered during the discovery in connection with such lawsuits, or public materials relating to the Company’s 2017 annual meeting of stockholders (the “2017 Annual Meeting”).

The Company has agreed to reimburse Rodgers for his documented fees, costs and expenses incurred in connection with the negotiation of the Agreement, Rodgers’ lawsuits and the 2017 Annual Meeting, up to a maximum of $3,500,000.

The foregoing summary of the Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Agreement, which is attached as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Cooperation and Settlement Agreement, dated June 30, 2017.

Forward-Looking Statements

Statements herein that are not historical facts and that refer to Cypress or its subsidiaries’ plans and expectations for the future are forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995. We may use words such as “may,” “should,” “expect,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “future,” “continue” or other wording indicating future results or expectations to identify such forward-looking statements that include, but are not limited to statements related to: our Cypress 3.0 strategy; our financial and operational performance; and the composition of our Board of Directors. Such statements reflect our current expectations, which are based on information and data available to our management as of the date of this Current Report on Form 8-K. Our actual results may differ materially due to a variety of risks and uncertainties, including, but not limited to: the uncertainty of litigation; our ability to execute on our Cypress 3.0 strategy; global economic and market conditions; business conditions and growth trends in the semiconductor market; our ability to compete effectively; the volatility in supply and demand conditions for our products, including but not limited to the impact of seasonality on supply and demand; our ability to develop, introduce and sell new products and technologies; potential problems relating to our manufacturing activities; the impact of acquisitions; our ability to attract and retain key personnel; and other risks and uncertainties described in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections in our most recent Annual Report on Form 10-K and our other filings with the Securities and Exchange Commission. We assume no responsibility to update any such forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 6, 2017	CYPRESS SEMICONDUCTOR CORPORATION

		By:	/s/ Thad Trent
Thad Trent
Executive Vice President, Finance and Administration
and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Cooperation and Settlement Agreement, dated June 30, 2017.